SHARES PLEDGE AGREEMENT

股份质押协议

This Shares Pledge Agreement (this "**Agreement**") is entered into as of 28/5, 2020 by and among the following parties:
本《股份质押协议》（以下简称"**本协议**"）由以下各方于 2020 年 5 月 28 日签署：

(1) Xi'an Cell and Molecule Information Technology Co., Ltd. (the "**Pledgee**"), a domestic company registered in the People's Republic of China ("**China**" or the "**PRC**"), under the laws of the PRC;
西安赛美科信息科技有限公司（以下简称"**质权人**"），系依据中华人民共和国（以下简称"**中国**"）法律注册设立的中国公司；

(2) Xi'AN APP·CHEM BIO (TEC) Co., Ltd. (the "**Company**"), a domestic company registered in China, under the laws of the PRC;
西安天美生物科技股份有限公司（以下简称"**公司**"），系依据中国法律注册设立的中国公司。

(3) Hu Yongwei, a citizen of China, PRC ID No.: 610103197108023635;
胡永卫，中国居民，身份证号为：610103197108023635；

(4) Liu Jing, a citizen of China, PRC ID No.: 610113197812110065;
刘静，中国居民，身份证号为：610113197812110065；

(5) Wang Wei, a citizen of China, PRC ID No.: 610202197506020826;
王薇，中国居民，身份证号为：610202197506020826；

(6) Liu Jianli, a citizen of China, PRC ID No.: 610103195903123695;
刘建利，中国居民，身份证号为：610103195903123695；

(7) Dong Fangfang, a citizen of China, PRC ID No.: 610402196810016107;
董芳芳，中国居民，身份证号为：610402196810016107；

(8) Zhang Kai, a citizen of China, PRC ID No.: 610122198703251716;
张凯，中国居民，身份证号为：610122198703251716；

(9) Guan Huixia, a citizen of China, PRC ID No.: 610125194705095244;
关会侠，中国居民，身份证号为：610125194705095244；

(10) Jia Yizhen, a citizen of China, PRC ID No.: 610104199208283421;
贾怡真，中国居民，身份证号为：610104199208283421；

(11) An Yanna, a citizen of China, PRC ID No.: 612727198711156045; and
安艳娜，中国居民，身份证号为：612727198711156045；和

(12) Liu Weihua, a citizen of China, PRC ID No.: 610402197008141255 (together with Hu Yongwei, Liu Jing, Wang Wei, Liu Jianli, Dong Fangfang, Zhang Kai, Guan Huixia, Jia Yizhen, and An Yanna, the "**Pledgors**").
刘卫华，中国居民，身份证号为：610402197008141255（与胡永卫、刘静、王薇、刘建利、董芳芳、张凯、关会侠、贾怡真和安艳娜合称为"**出质人**"）。

(Each of the Pledgee, the Company and the Pledgors,shall be hereinafter referred to as a "**Party**", and collectively,as the "**Parties**".)
（质权人、公司、和出质人单独称为"**一方**"，合称为"**各方**"。）

RECITALS
序言

(A) WHEREAS, the Pledgors hold 100% shares, representing RMB28 million of the registered capital of the Company;
鉴于，出质人持有公司 100%的股份，相当于公司注册资本的 2,800 万元人民币；

(B) WHEREAS, the Pledgee and the Company entered into an exclusive service agreement dated 28/5, 2020 (the "**Service Agreement**"), pursuant to which the Company shall pay service fees to the Pledgee for the services provided by the Pledgee;
鉴于，质权人和公司于 2020 年 5 月 28 日签署一份《独家服务协议》（以下简称"**《服务协议》**"），依据该《服务协议》公司应当就质权人提供的服务支付服务费用；

(C) WHEREAS, the Pledgee, the Pledgors, and the Company entered into an exclusive option agreement dated 28/5, 2020 (the "Exclusive Option Agreement"), pursuant to which each of the Pledgors and the other shareholders of the Company agrees to grant the Pledgee an exclusive right to purchase all of the shares of the Company held by it on the terms and conditions therein;
鉴于，质权人、出质人和公司于 2020 年 5 月 28 日签署一份《独家选择权协议》（以下简称"**《独家选择权协议》**"），依据该《独家选择权协议》每位出质人和公司的其他股东同意授予质权人独家权利，按照其中的条款和条件购买其持有的公司的全部股份；

(D) WHEREAS, the Pledgee and the Pledgors entered into a loan agreement dated 28/5, 2020 (the "**Loan Agreement**"), pursuant to which the Pledgee has provided a loan to the Pledgors.
鉴于，质权人、出质人于 2020 年 5 月 28 日签署一份《借款协议》（以下简

称“**《借款协议》**”），依据该《借款协议》质权人向出质人提供一笔借款。

NOW, THEREFORE, the Parties hereby agree as follows:
为此，各方达成如下协议：

Section 1 Principal Agreements
主协议

Each Party acknowledges and confirms that the Principal Agreements for which the security of pledge is provided hereunder include the Service Agreement, the Exclusive Option Agreement, the Loan Agreement and the agreements to be executed among the Pledgors, the Company and the Pledgee from time to time.
各方确认，本协议项下提供质押担保的主协议包括《服务协议》、《独家选择权协议》、《借款协议》，以及由质权人、公司和出质人不时签署的协议。

Section 2 The Pledge
质押

The Pledgors hereby unconditionally and irrevocably agree to pledge all of the shares of the Company held by it (including any and all interest or dividend accrued on such shares) (the "**Pledged Shares**") to the Pledgee, as a security for the performance of the obligations by the Pledgors and the Company under the Principal Agreements (the "**Pledge**").
出质人特此无条件且不可撤销地同意将其所持有的公司的全部股份(包括任何及所有因该等股份而累计的利息或股息)（以下简称“**质押股份**”）向质权人出质，用以担保出质人和公司履行主协议项下的义务（以下简称“**质押**”）。

Section 3 The Scope of Pledge
质押范围

The obligations secured by the Pledge under this Agreement include all obligations of the Pledgors and the Company, including without limitation, loan and the interest (if applicable), all service fees payable to the Pledgee, all indebtedness, obligations, and liabilities (including but not limited to any amounts payable to the relevant person), damages (if any), compensation, any fees and expenses for enforcing the creditor's rights and the Pledge (including but not limited to the attorneys' fees, arbitration fees, the assessment and auction fees related to the Pledged Shares) and any other related cost. For the avoidance of doubt, the scope of the Pledge shall not be limited by the amount of the shareholders' capital contribution.
本协议项下质押担保的范围包括出质人和本公司的所有义务，质押担保的范围包括出质人和公司的所有义务，包括但不限于：贷款和利息（如适用）、所有应付给质权人的服务费、所有债务、义务和负债（包括但不限于任何应付给有关人士的款项）、损害赔偿（如有）、补偿金、执行债权和质押而发生的任何费用（包括但不限于：律师费、仲裁费、与质押股份相关的评估和拍卖费用）以及任何其他

相关费用。为避免疑义，质押范围不受股东出资数额的限制。

Section 4 The Term of Pledge
质押期限

4.1 The Pledge shall be effective on the date when the Parties register this Pledge with the administration of industry and commerce (the "**AIC**") in accordance with the Section 5 of this Agreement.
本质押自各方依据本协议第5条向工商行政管理部门就本质押进行登记之日生效。

4.2 The Pledge shall be continuously valid and the term of the Pledge ends at the earliest of the following three dates: (i) the date on which the unpaid secured obligation has been fully settled or otherwise repaid; (ii) the date on which the Pledgee exercises the Pledge in accordance with the terms and conditions of this Agreement to fully realize its rights to the secured obligation and the Pledged Shares; or (iii) the date on which the Pledgors have transferred all of its shares to a third party (natural or legal person) and no longer holds the Company's shares in accordance with the Exclusive Option Agreement.
质押应持续有效，其期限将于以下三个日期中最早的终止：（1）未清偿的担保债务已经被全部清偿或以其他方式清偿之日；（2）质权人按照本协议的约定行使质权，充分实现其对担保债务和质押股份的权利之日；或（3）出质人依据《独家选择权协议》将其持有的公司的全部股份转让第三方（自然人或法人），且不再持有公司股份之日。

4.3 During the term of the Pledge, in the event the Pledgors or the Company fail to perform any of their respective obligations in accordance with the Principal Agreements, the Pledgee shall have the right to dispose of the Pledged Shares in accordance with the provisions of this Agreement.
在质押期限内，如果出质人或公司未能依据主协议履行各自的义务，质权人应有权依据本协议的约定处置质押股份。

4.4 The Pledgee shall have the right to collect any and all dividends or other distributable benefits accrued on the shares and distribute or dispose of such dividends or other distributable benefits at its sole discretion.
质权人应有权收取因股份而产生的任何及所有股息或其他可分配利益，并有权自行分配或处置该等股息或其他可分配利益。

Section 5 Registration
登记

5.1 The Company shall upon execution of this Agreement, record the Pledge in the shareholders' register of the Company and provide the shareholder's register to the Pledgee. The Parties covenant that the Parties hereto have executed and

submitted to the AIC the shares pledge contract in the form required by the AIC at the location of the Company (the "**AIC Pledge Contract**") to register the Pledge with AIC. For matters not specified in the AIC Pledge Contract, the Parties shall be bound by the provisions of this Agreement. In case of any ambiguities or inconsistencies between the AIC Pledge Contract and this Agreement, provisions of this Agreement shall prevail.
公司应在签署本协议后将质押记录在公司的股东名册，并将股东名册提供给质权人。各方承诺在各方已经按照公司所在地工商行政管理局（以下简称"**工商局**"）要求的形式签署了《股份质押合同》（以下简称"**《工商局质押合同》**"），并在工商局登记。对于《工商局质押合同》未尽事宜，双方应受本协议条款的约束。如果《工商局质押合同》与本协议之间存在任何歧义或不一致之处，以本协议为准。

5.2 Without limitation to any provision of this Agreement, during the term of the Pledge, the original of shareholders' register of the Company shall be kept by the Pledgee or its designated person.
在不限制本协议任何规定的情况下，在质押期间，公司的股东名册正本应由质权人或其指定人员保管。

5.3 With the prior consent of the Pledgee, the Pledgors may increase its capital contribution to the Company, provided that any capital contribution by the Pledgors to the Company shall be subject to this Agreement and any such capital increase shall be part of the Pledged Shares. The Company shall immediately amend the shareholders' register and register the change to the Pledge with the AIC pursuant to this Section 5 within five (5) working days after the increase of capital contribution.
经质权人事先同意，出质人可以对公司增资，但出质人对公司的任何增资应受本协议的约束，且此类增资均应作为质押股份的一部分。该等增资完成后五（5）个工作日内，公司应立即按照本协议第 5 条的规定修改公司股东名册，并向工商局对变更进行登记。

Section 6 The Pledgors' Representations and Warranties
出质人的陈述与保证

6.1 The Pledgors are the sole legal owners of the Pledged Shares.
出质人是质押股份的唯一合法所有人。

6.2 No security interest or other encumbrance has been created on the Pledged Shares.
质押股份未设立担保权利或其他权利负担。

6.3 The Company is a joint-stock limited company established and validly existing under the PRC laws. The registered capital of the Company is RMB28 million.
公司是依据中国法律设立并合法存续的股份有限公司。公司的注册资本为

2,800 万元人民币。

Section 7 The Pledgors' Covenants and Further Assurance
出质人的承诺和进一步保证

7.1 The Pledgors hereby covenant to the Pledgee, that during the term of this Agreement, the Pledgors shall:
出质人特此向质权人承诺，在本协议有效期内，出质人应当：

(a) without the Pledgee's prior written consent, not transfer the Pledged Shares, create or permit to create any security interest or other encumbrance on the Pledged Shares, or dispose of the Pledged Shares in any other means, except for the performance of the Exclusive Option Agreement;
未经质权人事先书面同意，不得转让质押股份、在质押股份上设立或允许设立担保权利或其他权利负担、或以其他方式处置质押股份，履行《独家选择权协议》的除外；

(b) comply with any or all laws and regulations applicable to the Pledge, and within five (5) working days of receipt of any notice, order or recommendation issued or prepared by relevant competent authorities regarding the Pledge, provide the aforementioned notice, order or recommendation to the Pledgee, and shall comply with the requirements set forth in the aforementioned notice, order or recommendation, or submit claims and representations with respect to the aforementioned matters upon the Pledgee's reasonable request or with the consent of the Pledgee;
遵守任何或所有适用于质押的法律法规，并且在收到有关主管部门发出或拟订准备的任何与质押相关的通知、命令或建议后五（5）个工作日之内，向质权人提供上述通知、命令或建议，并遵守上述通知、命令或建议中规定的要求，或经质权人合理请求或征得质权人同意后，就上述事项提出索赔和陈述。

(c) promptly notify the Pledgee of any event or notice received that may have an impact on Pledgee's rights to the Pledged Shares or any portion thereof or other obligations of the Pledgors arising out of this Agreement.
将任何可能影响质权人对质押股份或其中任何部分的权利，或出质人因本协议产生的其他义务的事件或通知，及时告知质权人。

7.2 The Pledgors agree that the rights acquired by the Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by the Company, the Pledgors or any heirs or representatives of the Pledgors or any other persons (collectively, the "**Relevant Persons**") through any legal proceedings.
出质人承诺，质权人依据本协议获得的质押权利不得被公司、出质人或任何出质人的继承人或代表或其他人员（统称为"**相关人员**"）通过任何法律诉

讼干扰或者损害。

(a) Without the prior written consent of the Pledgee, the Relevant Persons shall not in any manner supplement, change or amend the articles of association and bylaws of the Company, increase or decrease its registered capital, or change its structure of registered capital in other manners;
未经质权人事前书面同意，相关人员不得以任何方式增加、变更或修改公司章程，增加或减少公司注册资本，或以其他方式改变公司的注册资本结构；

(b) Without the prior written consent of the Pledgee, after the execution of this Agreement, the Relevant Persons shall not in any manner sell, transfer, pledge or dispose of any assets of the Company or any of its subsidiaries or any statutory or beneficiary interest derived from the business or income of the Company and shall not create any relevant security interest;
未经质权人事前书面同意，本协议签署后，相关人员不得以任何方式出售、转让、质押或处置公司的任何资产，或任何子公司，或从公司业务或收入中获得的任何法定或受益人利益，且不得创设任何相关担保权益；

(c) Without the prior written consent of the Pledgee, the Relevant Persons shall ensure that the Company shall not in any manner distribute dividends to its shareholder(s), make assets distributions or conduct capital reduction or initiate liquidation procedures or make any other distributions. Any distributions, including without limitation, the distributed assets or the residual assets in liquidation shall be deemed as part of the Pledge; or
未经质权人事前书面同意，相关人员应当确保公司不会以任何方式向它的股东分配股息，进行资产分配、减少注册资本、或启动清算程序或进行任何其他形式的分配。任何分配，包括但不限于分配资产或清算中的剩余资产，均应视为质押的一部分；或

(d) Without the prior written consent of the Pledgee, the Relevant Persons shall not take actions that result in or may result in the decrease of the value of Pledged Shares or jeopardize the validity of Pledge under this Agreement. In the event that the value of Pledged Shares decreases significantly and impairs the rights of the Pledgee, the Relevant Persons shall notify the Pledgee immediately, provide other assets as security as reasonably requested by and to the satisfaction of the Pledgee, and take necessary actions to resolve the aforesaid events or reduce their adverse impact.
未经质权人事前书面同意，相关人员不得采取导致或可能导致质押股份价值减少或危及本协议项下质押有效性的行为。如果质押股份的价值显著减少，且损害质权人权利的，相关人员应当立即通知质权人，提供质权人合理要求的且让质权人满意的其他资产作为担保，并采取必要的措施以解决上述事件或降低其不利影响。

7.3 To protect or perfect the security interest granted by this Agreement for the payment obligation under the Principal Agreements, the Pledgors hereby undertake to execute in good faith and to cause other parties who have interests in the Pledge to execute all certificates, agreements, deeds and/or covenants required by the Pledgee. The Pledgors also undertake to perform and to cause other parties who have interests in the Pledge to perform actions required by the Pledgee, to facilitate the exercise by the Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding the ownership of the Pledged Shares with the Pledgee or designee(s) of the Pledgee. The Pledgors undertake to provide the Pledgee within a reasonable time with all notices, orders, and decisions regarding the Pledge that are required by the Pledgee.
为了保障或完善本协议所设定的担保权益，以履行根据主协议所承担的付款义务，出质人特此承诺善意签署，并促使在质押中拥有权益的其他当事人签署质权人所要求的所有证明、协议、契约和/或承诺。出质人同时承诺履行并促使其他对质押存在利益关系的其他各方履行质权人所要求的的全部行为，以便利质权人行使本协议项下的权利和利益，同时与质权人或其指定人签署所有与质押股份的所有权相关的文件。出质人承诺在合理的期限内向质权人出具质权人所要求的全部通知、命令和决定。

7.4 The Pledgors hereby undertake to comply with and perform all guarantees, promises, agreements, representations, and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations, and conditions, the Pledgors shall indemnify the Pledgee for all losses resulting therefrom.
出质人特此承诺将遵守和履行本协议项下的全部承诺、保证、协议、陈述和条件。如果出质人不履行或不完全履行其作出的承诺、保证、协议、陈述和条件，出质人应当赔偿质权人因此而受到的全部损失。

Section 8 Exercise of Pledge
质押的行使

8.1 Each of the following shall constitute an event of default (“**Event of Default**”) hereunder (and an Event of Default is “continuing” if it has not been remedied or waived):
以下各项均构成本协议项下的违约事件（简称“**违约事件**”）（如果该等违约事件未被补救或豁免，违约事件将“持续”发生）

(a) any statement, warranty or representation made by the Pledgors or the Company, under this Agreement or any of the Principal Agreements are not true, complete or accurate in any aspect; or the Pledgors or the Company breaches or fails to fulfill any obligation or abide by any covenants and undertakings under this Agreement or any Principal Agreements; or
出质人或公司在本协议或任何主协议项下作出的声明、保证或陈述在任

何方面不真实、不完整或不准确；或出质人或公司违反或未能履行本协议或任何主协议项下的任何义务或承诺；或

(b) any obligation of the Pledgors or the Company under this Agreement or any of the Principal Agreements is deemed as unlawful or void.
出质人或公司在本协议或任何主协议项下的义务被视为非法或无效。

8.2 Upon the occurrence and during the continuance of an Event of Default, the Pledgee shall have the right to exercise all such rights as a secured party under any applicable Chinese law, including the PRC Guarantee Law and the PRC Property Law, as in effect from time to time, including without limitations:
若违约事件发生及其持续期间，质权人应当有权依据适时有效任何中国法律，（包括《中华人民共和国担保法》和《中华人民共和国物权法》）行使其作为担保权人所享有的权利，包括但不限于：

(a) to sell all or any part of the Pledged Shares in one or more public or private sales upon three (3) days' written notice to Pledgors, and any such sale or sales may be made for cash, upon credit, or for future delivery; or
在书面通知出质人三（3）日后，在一个或多个公开或非公开的市场出售全部或部分质押股份，上述出售可以通过现金、赊账或远期交付的方式进行；或

(b) to execute an agreement with the Pledgors to acquire the Pledged Shares based on its monetary value which shall be determined by referencing the market price of the pledged property.
以货币价值为基准与出质人签署一份质押股份的收购协议，货币价值应参照质押财产的市场价值确定。

The Pledgee has priority to the proceeds obtained by the disposition of the Pledged Shares according to the aforesaid means for repayment of fees listed under Section 3 of this Agreement.
质权人对于依据前述方式处置质押股份所获得的收益享有优先权，以清偿本协议第 3 条所约定的费用。

8.3 The Pledgors and the Company, at the request of the Pledgee, shall take all lawful and appropriate actions to ensure the Pledgee's exercise of the Pledge. For the foregoing, the Pledgors and the Company should sign all the documents and materials and take all actions and measures reasonably required by the Pledgee.
根据质权人的要求，出质人和公司应采取全部合法合理的措施以确保质权人行使质押权利。为实现前述目的，出质人和公司应签署出质人合理要求的全部文件和资料、采取全部行为和措施。

Section 9 Assignment
转让

9.1 None of the Company and the Pledgors shall assign any of its rights or obligations under this Agreement to any third party without the prior written consent of the Pledgee.
未经质权人事前书面同意，公司和出质人不得将其在本协议项下的权利或义务转让给任何第三方。

9.2 The Company and the Pledgors hereby agree that the Pledgee may assign its rights and obligations under this Agreement as the Pledgee may decide, at its sole discretion, and such transfer shall only be subject to a written notice sent to the Company and the Pledgors.
公司和出质人特此同意，质权人可以自行决定转让其在本协议项下的权利和义务，且该等转让仅需书面通知公司和出质人即可。

Section 10 Termination
终止

This Agreement is terminated after the expiration of the term of the Pledge in accordance with Section 4 of this Agreement.
依据本协议第 4 条的规定，本协议将于质押期限届满之后终止。

Section 11 Entire Agreement and Amendment to Agreement
完整协议及协议的修改

11.1 This Agreement and all agreements and/or documents mentioned or included explicitly by this Agreement constitute the complete agreement with respect to the subject matter of this Agreement and shall supersede any and all prior oral agreements, contracts, understandings and communications made by Parties with respect to the subject matter of this Agreement.
本协议及本协议明确提到或包括的所有协议和/或文件，构成本协议所涉事项的完整协议，并取代各方事先就本协议所涉事项达成的任何和全部口头协议、合同、备忘录和沟通。

11.2 Any modification of this Agreement shall be made in a written form and shall only become effective upon the signature by all Parties of the Agreement. Amendments and supplemental agreements to this Agreement duly executed by Parties shall be parts of this Agreement and shall have the same legal effect as this Agreement.
对本协议的任何修改应当以书面形式作出，且仅在本协议各方签署后生效。各方签署的对本协议的修订和补充协议应构成本协议的一部分，与本协议具有相同的法律效力。

Section 12 Governing Law and Dispute Resolution
适用法律及争议解决

12.1 This Agreement shall be construed in accordance with and governed by the PRC laws.
本协议应依据中国法律解释，并接受中国法律管辖。

12.2 Any dispute arising from or in connection with this Agreement shall be submitted to China International Economic and Trade Arbitration Commission (**CIETAC**) for arbitration which shall be conducted in accordance with the CIETAC's arbitration rules in effect at the time of applying for arbitration. The arbitral award is final and binding upon all Parties. The place of arbitration shall be in Beijing.
任何因本协议引起的或与本协议相关的纠纷，均应提交至中国国际经济贸易仲裁委员会（以下简称"**贸仲委**"）依据贸仲委适时生效的仲裁规则仲裁。仲裁裁决是终局的，对各方均具有约束力。仲裁地为北京。

Section 13 Effective Date and Term
生效日及期限

13.1 This Agreement shall be signed and take effect as of the date first set forth above.
本协议应于首页载明的日期签署并生效。

13.2 The term of this Agreement shall remain effective as long as the Pledge exists.
本协议应在质押存续期间保持生效。

Section 14 Notices
通知

Notices or other communications required to be given by any party pursuant to this Agreement shall be written in Chinese and delivered personally, or sent by registered mail or postage prepaid mail or by a recognized courier service, or by facsimile transmission or e-mail to the address of each relevant party as specified by such party from time to time. The date when the notice is deemed to be duly served shall be determined as follows:
任何一方依据本协议而发出的通知或其他通讯应当以中文形式作出，以亲自交付、挂号信或邮资预付的邮件或受认可的快递，或通过传真、电子邮件发送至各相关方不时指定的地址。通知视为适当送达的日期应依下列规则确定：

(a) a notice delivered personally is deemed duly served upon delivery;
以亲自交付方式的，交付时即视为适当送达；

(b) a notice sent by mail is deemed duly served the tenth (10th) day after the date when the registered mail, postage prepaid mail was sent out (as is shown on the postmark), or the fourth (4th) day after the delivery date to the courier service company; and
通过邮寄方式送达的，自挂号信或邮资预付邮件发出之日（以邮戳所示为准）后第十（10）日，或交付给快递服务公司之日后第四（4）日，应视为适当送达；和

(c) a notice sent by facsimile transmission or e-mail is deemed duly served upon the receipt time as is shown on the transmission confirmation for relevant documents.
通过传真或电子邮件送达的，收到相关文件发送确认书之日应视为适当送达。

Section 15 Severability
可分割性

If any provision of this Agreement is deemed to be invalid or unenforceable because it is inconsistent with applicable laws, such invalidity or unenforceability shall be limited to such provision. The validity, legality, and enforceability of the other provisions hereof shall not be affected.
任何本协议的任何条款因为违法适用法律而被认定为无效或不可执行的，该等无效或不可执行仅限于该条款。本协议项下其他条款的有效性、合法性和可执行性不受影响。

Section 16 Language
语言

This Agreement was written by English and Chinese. The English version shall prevail in case of discrepancy.
本协议由英文和中文书写。两种文本不一致的，以英文为准。

Section 17 Counterparts
副本

This Agreement shall be executed in twelve (12) originals by all Parties, with each Party holding one original. All originals shall have the same legal effect. This Agreement may be executed in one or more counterparts.
本协议应由全体各方签署十二（12）份原件，每一方各持一份。所有原件均具有相同的法律效力。本协议可签署一份或多份副本。

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[以下无正文]

Signature page to the Shares Pledge Agreement
《股份质押协议》的签字页

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
兹此证明，各方已于本协议首页载明的日期正式签署本协议。

Xi'an Cell and Molecule Information Technology Co., Ltd.
西安赛美科信息科技有限公司
(Chop of Xi'an Cell and Molecule Information Technology Co., Ltd.)
（西安赛美科信息科技有限公司的公章）

Signature:
签字

Name: Hu Yongwei
姓名：胡永卫

Position: Legal Representative
职务：法定代表人

Signature page to the Shares Pledge Agreement
《股份质押协议》的签字页

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
兹此证明，各方已于本协议首页载明的日期正式签署本协议。

Xi'AN APP·CHEM BIO (TEC) Co., Ltd.
西安天美生物科技股份有限公司
(Chop of Xi'AN APP·CHEM BIO (TEC) Co., Ltd.)
（西安天美生物科技股份有限公司的公章）

Signature:
签字

Name: Hu Yongwei
姓名：胡永卫

Position: Legal Representative
职务：法定代表人

Signature page to the Shares Pledge Agreement
《股份质押协议》的签字页

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
兹此证明，各方已于本协议首页载明的日期正式签署本协议。

Hu Yongwei
胡永卫

Signature:
签名

Signature page to the Shares Pledge Agreement
《股份质押协议》的签字页

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
兹此证明，各方已于本协议首页载明的日期正式签署本协议。

Liu Jing
刘静

Signature: 刘静
签名

Signature page to the Shares Pledge Agreement
《股份质押协议》的签字页

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
兹此证明，各方已于本协议首页载明的日期正式签署本协议。

Wang Wei
王薇

Signature:
签名

Signature page to the Shares Pledge Agreement
《股份质押协议》的签字页

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
兹此证明，各方已于本协议首页载明的日期正式签署本协议。

Liu Jianli
刘建利

Signature: 刘建利
签名

Signature page to the Shares Pledge Agreement
《股份质押协议》的签字页

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
兹此证明，各方已于本协议首页载明的日期正式签署本协议。

Dong Fangfang
董芳芳

Signature:
签名

Signature page to the Shares Pledge Agreement
《股份质押协议》的签字页

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
兹此证明，各方已于本协议首页载明的日期正式签署本协议。

Zhang Kai
张凯

Signature:
签名 张凯

Signature page to the Shares Pledge Agreement
《股份质押协议》的签字页

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
兹此证明，各方已于本协议首页载明的日期正式签署本协议。

Guan Huixia
关会侠

Signature: 关会侠
签名

Signature page to the Shares Pledge Agreement
《股份质押协议》的签字页

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
兹此证明，各方已于本协议首页载明的日期正式签署本协议。

Jia Yizhen
贾怡真

Signature:
签名

Signature page to the Shares Pledge Agreement
《股份质押协议》的签字页

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
兹此证明，各方已于本协议首页载明的日期正式签署本协议。

An Yanna
安艳娜

Signature:
签名

Signature page to the Shares Pledge Agreement
《股份质押协议》的签字页

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
兹此证明，各方已于本协议首页载明的日期正式签署本协议。

Liu Weihua
刘卫华

Signature:
签名

Shareholders' Register of Xi'AN APP·CHEM BIO (TEC) Co., Ltd.
(recorded on 28/5, 2020, registered capital of RMB28 million)
西安天美生物科技股份有限公司股东名册
（截止 2020 年 5 月 28 日，注册资本为 2,800 万元人民币）

No. 序号	Name of Shareholder 股东姓名	PRC ID No. 身份证号码	Amount of Shares (share) 股份数额（股）	Shareholding Percentage 持股比例	Payment Made by 支付方式	Pledge Pledgee 质押状态
001	Hu Yongwei 胡永卫	610103197108023635	20,175,008	72.05%	Cash 现金	20,175,008 shares pledged to Xi'an Cell and Molecule Information Technology Co., Ltd. 将 20,175,008 股质押给西安赛美科信息科技有限公司
002	Liu Jing 刘静	610113197812110065	4,706,576	16.81%	Cash 现金	4,706,576 shares pledged to Xi'an Cell and Molecule Information Technology Co., Ltd. 将 4,706,576 股质押给西安赛美科信息科技有限公司
003	Wang Wei 王薇	610202197506020826	1,036,000	3.7%	Cash 现金	1,036,000 shares pledged to Xi'an Cell and Molecule Information Technology Co., Ltd. 将 1,036,000 股质押给西安赛美科信息科技有限公司
004	Liu Jianli 刘建利	610103195903123695	822,416	2.94%	Cash 现金	822,416 shares pledged to Xi'an Cell and Molecule Information Technology Co., Ltd. 将 822,416 股质押给西安赛美科信息科技有限公司

005	Dong Fangfang 董芳芳	610402196810016107	280,000	1%	Cash 现金	280,000 shares pledged to Xi'an Cell and Molecule Information Technology Co., Ltd. 将 280,000 股质押给西安赛美科信息科技有限公司
006	Zhang Kai 张凯	610122198703251716	280,000	1%	Cash 现金	280,000 shares pledged to Xi'an Cell and Molecule Information Technology Co., Ltd. 将 280,000 股质押给西安赛美科信息科技有限公司
007	Guan Huixia 关会侠	610125194705095244	140,000	0.5%	Cash 现金	140,000 shares pledged to Xi'an Cell and Molecule Information Technology Co., Ltd. 将 140,000 股质押给西安赛美科信息科技有限公司
008	Jia Yizhen 贾怡真	610104199208283421	210,000	0.75%	Cash 现金	210,000 shares pledged to Xi'an Cell and Molecule Information Technology Co., Ltd. 将 210,000 股质押给西安赛美科信息科技有限公司
009	An Yanna 安艳娜	612727198711156045	210,000	0.75%	Cash 现金	210,000 shares pledged to Xi'an Cell and Molecule Information Technology Co., Ltd. 将 210,000 股质押给西安赛美科信息科技有限公司
010	Liu Weihua 刘卫华	610402197008141255	140,000	0.5%	Cash 现金	140,000 shares pledged to Xi'an Cell and Molecule Information Technology Co., Ltd. 将 140,000 股质押给西安赛美科信息科技有限公司

Signature page to Shareholders' Register of Xi'AN APP•CHEM BIO (TEC) Co., Ltd.
《西安天美生物科技股份有限公司股东名册》的签字页

Xi'AN APP·CHEM BIO (TEC) Co., Ltd.
西安天美生物科技股份有限公司
(Seal of Xi'AN APP·CHEM BIO (TEC) Co., Ltd.)
（西安天美生物科技股份有限公司的公章）

Signature:
签字

Name: Hu Yongwei
姓名：胡永卫

Position: Legal Representative
职务：法定代表人